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                                                                   EXHIBIT 10.12


     The following Guaranty of Validity was executed by Messrs. Ben J. Giacchino, Jerry Rosemeyer and Jeffrey A. Rinde in favor of Emergent Financial Corporation on February 18, 1997:


                             GUARANTY OF VALIDITY

     THIS GUARANTY OF VALIDITY ("Guaranty"), made and executed this 18th day of February, 1997 by BENJAMIN J. GIACCHINO, a resident of the State of GEORGIA ("Guarantor"), in favor of Emergent Financial Corporation, a South Carolina corporation ("Lender");

                                  WITNESSETH:

WHEREAS, DELSOFT CONSULTING, INC., a GEORGIA corporation ("Borrower"), proposes to enter into a Loan and Security Agreement ("Loan Agreement") with Lender, and, upon the terms and subject to the conditions contained therein, to borrow money from Lender;

WHEREAS, as a condition precedent to Lender's entering into the Loan Agreement and extending to Borrower the credit contemplated thereby, Lender has required the execution of this Guaranty by Guarantor in favor of Lender; and

WHEREAS, Guarantor has agreed to make and execute this Guaranty in favor of Lender to induce Lender to enter into the Loan Agreement and extend to Borrower the credit contemplated thereby;

NOW, THEREFORE, in consideration of the premises and other good and valuable considerations, the receipt and sufficiency of which is hereby expressly acknowledged, Guarantor does hereby agree with Lender as follows:

     1. Certain Definitions. All capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Loan Agreement.

     2. Guaranty. Guarantor hereby unconditionally warrants, represents and guaranties to Lender, and its successors and assigns, that:

     (a) Accounts of Borrower which may be assigned to Lender by Borrower pursuant to the Loan Agreement, and all Schedules of Accounts and other papers, documents, instruments and assignments relating to the Accounts: (i) are and shall be genuine and in all respects what they purport to be; (ii) are and will be valid and subsisting and have arisen out of the bona fide sale of Inventory or other property sold and delivered to the Account Debtors of Borrower or the rendition of services by Borrower to the Account Debtors in the ordinary course of business of Borrower; and (iii) are not and will not be invalid, incomplete, forged or fictitious;

     (b) Borrower will not list any Accounts on any Schedule of Accounts delivered to Lender pursuant to the Loan Agreement which is disputed or which is subject to any defense,

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setoff, credit, deduction or counter-charge, other than cash discounts for prompt payment which are reflected on each invoice;

     (c) Proper entries have been made and will be made on the books of Borrower disclosing Lender's lien and security interest in the Accounts and other Collateral to Lender;

     (d) Borrower has and will have absolute and good title to all Collateral, free and clear of any liens, security interests or other claims except the lien and security interest in favor of Lender and Permitted Liens, and has the right to assign and grant the lien and security interest to Lender, and Guarantor has no knowledge of any fact that would impair the validity thereof;

     (e) All monies, checks, notes, drafts or other remittances received by Borrower on account of Accounts or other sales of Inventory or rendition of services shall be accounted for and transmitted by Borrower to Lender, or to such employee or agent of Lender as Lender may designate, in the original form in which such remittance is received, immediately upon receipt, but no later than the first (1st) business day following the receipt thereof by Borrower, and that Borrower shall not use any of the proceeds of Collateral or commingle the same with any of its own funds; and

     (f) Neither Borrower nor Guarantor will do anything to impede or interfere with the normal collection and payment of the Accounts.

     3. Guaranty Unconditional. This Guaranty is a primary and original obligation of Guarantor, and shall remain in full force and effect until revoked in writing by Guarantor or his executors, administrators, heirs, personal representatives, successors or assigns, and a copy of such revocation has been duly received by Lender, but such revocation shall not effect or impair the obligation of Guarantor, or of his executors, administrators, heirs, personal representatives, successors and assigns, arising out of or in connection with any transactions theretofore entered into by Borrower or by Lender with or for the account of Borrower before the receipt by Lender of such notice or revocation. Guarantor waives any right to conferred by N.C.G.S. (S) 26.7, et
                                                                           --
seq.  and agrees that his liability on this Guaranty shall be immediate and
----
shall not be contingent upon the exercise or enforcement by Lender of whatever remedies it may have against Borrower or other or enforcement of any lien or realization upon any security Lender may at any time possess.

     4. Obligations of Guarantor Absolute. The obligations of Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the provisions of this Guaranty, the Loan Agreement, any of the other Loan Documents or the Obligations.

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Guarantor agrees that without notice to Guarantor and without affecting, impairing, modifying or releasing the obligations of Guarantor hereunder, Lender may compromise or settle or extend the period of duration or the time for the payment of discharge or performance of or may refuse to enforce or may release all or any parties to any and all modify or impair any property securing the Obligations or on which Lender at any time may have a lien, or may refuse to enforce its rights, or may make any compromise or agreement therefore, in respect of any property that secures the Obligation or with any party to the Obligations or may grant other indulgences to any party to the Obligations or may amend or modify or make changes in any of the Obligations or of the Loan Agreement or any of the other Loan Documents (other than this Guaranty) or may release, surrender, exchange, Obligations or any other Person whatever, or may release or substitute any other guarantors of the Obligations, whether parties to this instrument or not, or may exchange, enforce, waive or release any security for any guaranty of the Obligations.

     5. Waivers. Guarantor does hereby waive notice of (a) acceptance of this Guaranty, (b) notice of the extension of credit from time to time given by Lender to Borrower or by Borrower, (c) notice of any matter referred to in
Section 4 hereof, (d) any demand, proof or notice of the failure or any party to pay the Obligations, (e) the creation, existence or acquisition of any Obligations or notice of any other fact which might increase notice thereof as to any instrument, and (g) default and all notices and demands to which Guarantor might otherwise be entitled.

     6. No Right of Setoff. No act of commission or omission of any kind or at any time upon the part of Lender in respect of any matter whatsoever shall in any way effect or impair the rights of Lender to enforce any right, power or benefit under this Guaranty, which Guarantor has or may have against Lender shall be available to or asserted by Guarantor in any suit or action brought by Lender to enforce any rights or claims that he may have against Lender separately, it being the intent of this Guaranty that Guarantor shall be unconditionally and absolutely obligated to pay fully all of his obligations hereunder.

     7. Governing Law. This Guaranty and the transactions evidenced shall be interpreted, and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Georgia.

     8. Waiver of Subrogation. Guarantor expressly waives any and all rights of subrogation, reimbursements, indemnity, exoneration, contribution or any other claim which he may now or hereafter have against Borrower; and further waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and the benefit of, and any other right to participate in, any collateral security for the Obligations or any guaranty of the Obligations now or hereafter held by Lender.

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     9.  Collection Expenses.  Guarantor agrees to pay all out-of-pocket expense incurred by Lender in connection with the collection of any amounts due from Guarantor hereunder and the enforcement of Lender's right under this Guarantor, including without limitation, court cost, collection charges and attorney's fees.

     10. Notices. All notices and other communications hereunder shall be in writing and shall be made by telegram, telex, electric transmitter or overnight air courier or certified or registered mail, return receipt requested, and shall be deemed to be received by the other party one (1) business day after sending, if sent by telegram, telex, electric transmitter or overnight air courier, and three (3) business days after mailing, if sent by certified or register mail. All notices addressed to the party to be notified as follows:

     (a)  If to Guarantor,
          at:


     With a copy to:

     (b)  If to Lender,                       Connie J. Warne, President
                                              Emergent Financial Corp.
          at:                                 6100 Lake Forrest Drive, Suite 240
                                              Atlanta, Georgia  30328

or to such other address as each party may designate for itself by like notice given in accordance with this Section 10.

     11. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provisions or the remaining provisions of this Guaranty.

     12. Entire Agreement. This Guaranty embodies the entire understanding and agreement between the parities hereto with respect to the subject matter hereof and shall supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

     13. Miscellaneous. This Guaranty shall be binding upon Guaranty and his heirs, personal representatives, successors and assigns, and shall inure to the benefit or Lender and


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its successors and assigns. This Guaranty cannot be changed, modified or terminated orally. Section headings have been inserted in this Guaranty as a matter of convenience of reference only and shall not be used in the interpretation of this Guaranty.

     14. JURY TRIAL WAIVER. GUARANTOR AND LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR OR LENDER MAY HAVE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTION RELATED HERETO.


     IN WITNESS WHEREOF, Guarantor has hereunto set his hand and seal on the day and year first above written.


/s/ Jeffrey A. Rinde                        /s/ Benjamin J. Giacchino
--------------------------------            ------------------------------------
Witness                               BY:   BENJAMIN J. GIACCHINO (INDIVIDUALLY)




                                      Emergent Financial Corp.

                                            /s/ Connie J. Warne
--------------------------------            ------------------------------------
Witness                               BY:   Connie J. Warne, President